UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2026

General Catalyst Global Resilience Merger Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43261	98-1910149
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 University Rd., 4th Floor Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

+1 (617) 234-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
GRAIL securities, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	GCGRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the GRAIL securities	GCGR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the GRAIL securities, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GCGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 16, 2026, General Catalyst Global Resilience Merger Corp. (the “Company”), a blank check company, announced that the holders of the Company’s GRAIL securities (the “GRAIL Securities”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and warrants included in the GRAIL Securities commencing on June 22, 2026. Each GRAIL Security consists of one Class A ordinary share and one-fourth of one warrant to purchase one Class A ordinary share. Any GRAIL Securities not separated will continue to trade on the Nasdaq Global Market (the “Nasdaq”) under the symbol “GCGRU”. Any underlying Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “GCGR” and “GCGRW”, respectively. No fractional warrants will be issued upon separation of the GRAIL Securities and only whole warrants will trade. Holders of GRAIL Securities will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ GRAIL Securities into Class A ordinary shares and warrants.

A copy of the press release issued on June 16, 2026 by the Company, announcing the expected begin of the optional separate trading of the securities underlying the GRAIL Securities, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2026	General Catalyst Global Resilience Merger Corp.

	By:	/s/ Christopher Kauffman
	Name:	Christopher Kauffman
	Title:	Chief Financial Officer

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